UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

TIER TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

DISCOVERY EQUITY PARTNERS, L.P., DISCOVERY GROUP I, LLC, DANIEL J. DONOGHUE AND MICHAEL R. MURPHY
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

On March 11, 2009, Discovery Equity Partners, L.P., Discovery Group I, LLC, Daniel J. Donoghue and Michael R. Murphy (collectively, the “Discovery Group”) issued a press release in connection with the solicitation of proxies by the Discovery Group from holders of shares of common stock, par value $0.01, of Tier Technologies, Inc. (“Tier”), announcing that based on an estimate provided by its proxy solicitor, The Altman Group, it appears the shareholders of Tier have elected the Discovery Group nominees, Daniel J. Donoghue and Michael R. Murphy, to the Tier Board of Directors.  A copy of the press release is attached hereto as Exhibit 1.

***

Exhibits

Exhibit 1 — Press Release dated March 11, 2009